EXHIBIT 99.1

2 Non-GAAP Measures This presentation includes references to EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin, which are not measures calculated in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Reconciliations of EBITDA and Adjusted EBITDA to net income, the most directly comparable measure calculated in accordance with GAAP, are provided in the Appendix included in this presentation. This presentation includes certain guidance for the non-GAAP financial measures Adjusted EBITDA margin for Pressure Control and Adjusted EBITDA margin for Spoolable Technologies, and Corporate and Other Adjusted EBITDA. We are unable to reconcile these measures to their nearest GAAP measure without unreasonable efforts because we are unable to predict with reasonable certainty the actual impact of items included in the most directly comparable GAAP financial measure. While management believes such measures are useful for investors, these measures should not be used as a replacement for financial measures that are calculated in accordance with GAAP. On February 28, 2023, Cactus, through one of its subsidiaries, completed its previously announced merger of the FlexSteel business (the “Merger”) through a merger with HighRidge Resources, Inc. and its subsidiaries (“HighRidge”). On February 27, 2023, in order to facilitate the Merger with HighRidge, an internal reorganization was completed in which Cactus Companies, LLC (“Cactus Companies”), a newly formed wholly-owned subsidiary of Cactus Inc., acquired all of the outstanding units representing ownership interests in Cactus Wellhead, LLC, the operating subsidiary of Cactus Inc. (the “CC Reorganization”). FlexSteel Holdings, Inc. was a wholly-owned subsidiary of HighRidge prior to the Merger and was converted into a limited liability company, contributed from HighRidge to Cactus Companies as part of the CC Reorganization and is now named FlexSteel Holdings, LLC (“FlexSteel”). Unless otherwise specifically noted herein or the context otherwise requires, information set forth herein with respect to periods prior to February 28, 2023 does not include the information of HighRidge and the FlexSteel business. Accordingly, unless otherwise specifically noted herein or the context otherwise requires, information with respect to Cactus Inc. and its consolidated subsidiaries (the “Company”, “we”, “us”, “our” and “Cactus”) for the periods prior to February 28, 2023 refers only to Cactus and its consolidated subsidiaries prior to the Merger and does not include results and other information associated with HighRidge and the FlexSteel business. Forward-Looking Statements The information in this presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact included in this presentation, regarding our strategy, future operations, financial position, expected revenue, Adjusted EBITDA and Adjusted EBITDA margin, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this presentation, the words “guidance,” “outlook,” “may,” “hope,” “potential,” “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on Cactus’ current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. We caution you not to place undue reliance on any forward-looking statements, which can be affected by assumptions used or by risks or uncertainties, including unanticipated challenges relating to the FlexSteel business. Consequently, no forward-looking statements can be guaranteed. When considering these forward-looking statements, you should keep in mind the risk factors and other factors noted in the Company’s Annual Report on Form 10-K, any Quarterly Reports on Form 10-Q and the other documents that the Company files from time to time with the Securities and Exchange Commission. These documents are available on the Company’s website at https://cactuswhd.com/investors/sec-filings/ or through the SEC’s Electronic Data Gathering and Analysis Retrieval (“EDGAR”) system at www.sec.gov. The risk factors and other factors noted therein could cause actual results to differ materially from those contained in any forward-looking statement. We disclaim any duty to update and do not intend to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation. Industry and Market Data This presentation has been prepared by Cactus and includes market data and other statistical information from third-party sources, including independent industry publications, government publications or other published independent sources. Some data is also based on Cactus’ good faith estimate. Although Cactus believes these third-party sources are reliable as of their respective dates, Cactus has not independently verified the accuracy or completeness of this information. Important Disclosures

3 Experienced Executive Team Scott Bender Chairman and CEO Served as Chairman & CEO since 2023 and previously served as CEO since co-founding Cactus in 2011 Joel Bender President Served as Director & President since 2023 and previously served as COO since co-founding Cactus in 2011 Steven Bender Chief Operating Officer Served as COO since 2023 and previously served as VP, Operations since 2011 Steve Tadlock EVP and Chief Executive Officer of Spoolable Technologies Served as CEO of Spoolable Tech. since 2023 and previously served as CFO from 2019 through 2023 Jay Nutt EVP, Chief Financial Officer, and Treasurer Served as CFO since joining Cactus in 2024. Previously served as CFO of ChampionX Corporation William Marsh EVP and General Counsel Served as General Counsel since joining Cactus in 2022. Previously served as Chief Legal Officer of Baker Hughes Company

4 Experienced Management Team with Significant Equity Ownership & Strong Industry Relationships Innovative and Differentiated Products & Services that Sustain Relative Margin Resilience A Leading Pure Play Equipment Solutions Provider for Onshore Markets Strong Margins and Free Cash Flow Generation Dynamic Operating and Manufacturing Capabilities 5 4 3 2 1 Through-Cycle Outperformance Investment Highlights

5 Products & Operations Overview Cactus designs, manufactures, sells and rents highly engineered products which generate improved drilling, completion and production efficiencies while enhancing safety 33.4% Margin 37.1% Margin Wellhead Systems Production Trees Spoolable Pipe Frac Stacks Completion Equip. Fittings Cactus Provides Service, Installation & Maintenance for its Equipment

6 28% 30% 25% 29% 33% 32% 2019 2020 2021 2022 2023 2024 36% 35% 27% 33% 36% 35% $757 $724 $340 $407 $628 $349 $439 $688 $1,097 $1,130 2019 2020 2021 2022 2023 2024 Revenue(1) ($ in millions) Historical Financial Overview Source: Company filings. Note: Historical financial data prior to March 2023 shown not inclusive of FlexSteel, which was acquired on Feb 28, 2023. 1) Corporate elimination revenue excluded from segment results but included in consolidated revenue indicated. 2023 revenue includes Spoolable Technologies revenue from the close of the FlexSteel acquisition on February 28, 2023. 2) 2023 Adj. EBITDA includes Spoolable Technologies results from the close of the FlexSteel acquisition on February 28, 2023. EBITDA and Adjusted EBITDA are non-GAAP financial measures. The Appendix at the back of this presentation contains a reconciliation of EBITDA and Adjusted EBITDA to net income, the most comparable financial measure calculated in accordance with GAAP. 3) Net Capital Expenditures equals net cash flows from investing activities excluding cash outflow for the acquisition of FlexSteel. Adjusted EBITDA(2) – Net Capital Expenditures(3) as % of Revenue(1) 33.4% Margin 37.1% Margin Adjusted EBITDA(1,2) ($ in millions) Adj. EBITDA(2) as % of Revenue $229 $121 $120 $228 $398 $392 2019 2020 2021 2022 2023 2024 Pressure Control 64% Spoolable Technologies 36% 2024(1) Revenue by Segment  Bakken  Eagle Ford  Permian  SCOOP/STACK Selected Active Basins  DJ / Powder River  Marcellus / Utica  Haynesville  Cooper, Australia 10 Months of Spoolable Technologies 10 months of Spoolable Technologies

7 35% 22% 15% 15% 13% 11% Peer B Peer A Peer E Peer D Peer C 34% 24% 18% 13% 13% 13% Peer A Peer B Peer C Peer D Peer E Differentiated Margin Profile Through the Cycle Total Adjusted EBITDA Margin (2014 – 2024) (1)(2) Note: Historical Cactus data prior to February 28, 2023 not inclusive of FlexSteel. Source: Factset, Company filings. 1) Peer data represents Adjusted EBITDA where available per company filings and presentations. Peers include: ChampionX, Core Laboratories, National Oilwell Varco, Oil States International and TechnipFMC. Cactus’ computation of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. TechnipFMC data represents FMC Technologies financial data from 2014 to 2016 and TechnipFMC plc data pro forma for the separation of Technip Energies for 2017 –2021. 2) EBITDA and Adjusted EBITDA are non-GAAP financial measures. The Appendix at the back of this presentation contains a reconciliation of Cactus EBITDA and Adjusted EBITDA to net income, the most comparable financial measure calculated in accordance with GAAP. Adjusted EBITDA Margin is defined as Adjusted EBITDA expressed as a percentage of Revenue. 2024 Adjusted EBITDA Margin (1)(2) Strength of margin profile relative to peers maintained through the cycle

8 SafeDrill® Advantages Technologically Advanced Pad Drilling Wellhead Systems Eliminates time consuming BOP manipulation No waiting on cement after running casing strings - Mandrel hangers and pack offs run and set through BOPs Fewer trips into confined space (cellar) - No BOP manipulation after intermediate casing has been installed No “hot work” required to cut casing with torch Safety Time Savings Conventional Wellhead Cactus SafeDrill®

9 Technologically Advanced Spoolable Pipe Systems Lower maintenance cost for operators Lower cost to install Reduces operating field failures / reinstallations Reduces need for special handling or bedding tools Captures permeated gases Higher flowrates Reliable in extreme conditions Durable and corrosion- resistant Faster installation times Withstands cyclic loading Lowest bend radius of any spoolable pipe Pre-leak detection Large diameter High pressure & temperature ratings Features Operator Savings Conventional Steel Line Pipe FlexSteel Spoolable Pipe FlexSteel Advantages

10 Spoolable Pipe Applications Across the Industry Value Chain Tank Battery Wellhead & Tree Midstream Sales Meter Refining / End Use Production Line Pipe Gathering Line Pipe Midstream / Takeaway Line Pipe Customer Diameter Typical Service E&P Small/Medium Multiphase production E&P Larger Oil / Gas / Water / CO2 Midstream Largest Oil / Gas / CO2 Consumable Sale Spoolable Pipe Associated Service Fittings Installation Maintenance

11 Differentiated Offerings Enable Customers to Meet ESG-Related Goals  Equipment takes less time to install versus legacy offerings  Enables customers to drill, complete and bring wells online faster  Fewer people and less equipment on location  Reduces carbon intensity per well  Equipment enhances employee safety  Automation of human- performed connections  Routine tasks can be performed remotely  Longer spooled length minimizes connections and fabrication required on-site  Switching from diesel to solar powered generation in certain instances  Spoolable pipe design enables capture and management of permeated gases  Spoolable pipe design characteristics are well suited for CO2 transportation Faster Safer Cleaner

12  Headquarters located in Houston, TX  U.S. manufacturing facilities located in Bossier City, LA and Baytown, TX  Significant overlap in Cactus and FlexSteel service centers & yards  Service centers support field operations and provide repair services  Located in all key producing basins  Flexible cost structure at Bossier City, Baytown and branches Operational Footprint North American Operating Footprint U.S. Manufacturing Facilities: • Bossier City, Louisiana • Baytown, Texas Headquarters Manufacturing Service Centers / Yards Cactus locations FlexSteel locations

13 Global Operations  Manufacturing facilities located in the U.S.A, China and Vietnam  Established legacy business in Australia  Cactus started to provide rental equipment in the Middle East in late 2021  Approved as vendor in key Middle East markets  First wellhead/production tree sales in Middle East, Europe, Latin America and Africa in 2022 & 2023  FlexSteel products have been sold into over 20 countries since introduction Global Operating Footprint Established Wellhead & Spoolable Market Emerging Wellhead & Spoolable Markets Manufacturing Established Wellhead & Emerging Spoolable Market

14 Bossier City Facility Suzhou / Vietnam Facilities  Rapid-response manufacturing  5-axis computer numerically controlled machines  “Just-in-time” capabilities for fast delivery time & parachute orders  Expanded in 2018 and 2022  Less time-sensitive, high-volume wellhead equipment  Suzhou facility is wholly foreign owned enterprise (WFOE)  Low cost of operation with low sensitivity to utilization A Dynamic Manufacturing Advantage; Responsive, Scalable and Low Cost Scalable and Low Fixed Cost Manufacturing Footprint  Produces 100% of FlexSteel pipe  Only manufacturer to hydro-test all pipe before leaving its facility  Third production line added in 2019  API and ISO certified Baytown Facility

15 Growth in Core Production Products  Market transition from traditional stick steel line pipe to spoolable products still in early stages  Increase customer penetration for larger diameter gathering-focused products  Expand customer penetration for under pad applications that connect to the wellhead  Introduction of an additional market leading technology to Cactus’ customer base Expansion in the Midstream Segment  Larger diameter capabilities required by relatively untapped customer base  Customer count has significantly increased since 2020  Secured orders in 2024 from a major new midstream customer with a strong outlook for larger awards Carbon Capture & Underground Storage (“CCUS”)  Executed on first CCUS project for large independent operator in 2022  Actively engaged in multiple CCUS opportunities as market grows International  International market penetration in relatively early stages  Doubled non-NAM revenue to a mid-single digit percentage of revenue in 2024 versus full year 2023 Non-Oil and Gas  Recently received several inquiries from international non- oil and gas end markets  Planned hydrogen transmission testing with a customer Multiple Avenues of Growth for Spoolable Technologies

16 Current  Management is well incentivized as it owns approximately 15% of the business  Performance-based stock compensation tied to Return on Capital Employed (“ROCE”)  Management team has built the foundation of this company over more than four decades  Track record of building and successfully monetizing similar businesses  Strength of leadership and loyalty is attested by management and operating teams that joined from past ventures ICC sold to Cooper Cameron Corporation (1996) Scott Bender appointed President of Cactus Wellhead Equipment (“CWE”), a subsidiary of Cactus Pipe (1977) Cactus Pipe founded (1959) CWE Merges with Ingram Petroleum Services, forming Ingram Cactus Company (“ICC”)  Scott and Joel Bender become President and VP Operations, respectively, of ICC (1986) Joel Bender appointed Vice President of CWE (1984) Scott and Joel Bender appointed President and SVP, respectively, of Wood Group Pressure Control (“WGPC”) Scott Bender leaves WGPC (2010) Scott and Joel Bender found Cactus LLC with 18 key managers (2011) WGPC Sold to GE Oil and Gas (2011) Steven Bender appointed Rental Business Manager of WGPC (2005) Cactus, Inc. IPO (2018) Cactus, Inc. initiates regular quarterly dividend (2019) 19801975 1985 1990 1995 2000 2005 2010 20151959 Experienced and Well Aligned Management Team with Strong Industry Relationships 2020 Cactus, Inc. acquires FlexSteel (2023) Cactus, Inc. announces inaugural share repurchase program (2023)

17 FTI DRQ WEIR NCSM SBO OIS HTG FETNOV 0.0% 10.0% 20.0% 30.0% 40.0% (10.0%) 0.0% 10.0% 20.0% 30.0% 40.0% Source: Company filings and Factset. Note: Adj. EBITDA Margins based on latest publicly available data. Cactus’ computation of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. Cactus data based on historical actuals and not pro forma for the FlexSteel acquisition. FlexSteel results included past the close of the acquisition on February 28, 2023. 1) 2023 Cactus ROCE calculation utilizes two months of year-end 2022 capitalization and ten months of year-end 2023 capitalization to reflect the acquisition of FlexSteel on February 28, 2023. The Appendix at the back of this presentation contains a reconciliation of Adjusted EBITDA to net income, the most comparable financial measure calculated in accordance with GAAP. 2) ROCE reflects average of 2017, 2018, 2019, 2020, 2021, 2022, 2023, and 2024. ROCE = (Adj. EBITDA less D&A) / (Average of the subject year and preceding year capitalization including capital leases). ChampionX ROCE data represents legacy Apergy for 2016 – 2019 and ChampionX for 2020, 2021, 2022, 2023 and 2024. 2024 Adjusted EBITDA Margin (%) ROCE(2) (2017 – 2024) (%) (1) Returns & Margins Have Outperformed Peers

18 137% (55%) WHD OSX Share Price Performance of Cactus vs. the OSX since IPO Note: Data based on share price performance from 2/7/2018 to 3/12/2025. Cactus 2/7/2018 price set as IPO price of $19 per share. Source: Factset Share Price Outperformed the OSX in 5 of 7 years since IPO Execution Has Driven Equity Outperformance 0%

19 $0 $10 $20 $30 $40 $50 2018 2019 2020 2021 2022 2023 2024 Cactus’ Dividends, Associated Distributions, and Repurchases Since 2018 ($ in millions) Source: Company filings and annual reports. 1) Although we intend to continue paying the quarterly dividend at the current levels, Cactus' future dividend policy is within the discretion of Cactus' board of directors and will depend upon then-existing conditions, including Cactus' results of operations, financial condition, capital requirements, investment opportunities, statutory and contractual restrictions on Cactus' ability to pay dividends and other factors Cactus' board of directors may deem relevant. Cactus Has Increased Shareholder Returns in Every Year Since Going Public and Announced its Inaugural Share Repurchase Program in June 2023 Steadily Increasing Return of Capital Profile (1) Announced inaugural share repurchase program in June 2023 and 8% quarterly dividend increase in July 2024

20  Year-end 2024 cash of approximately $343 million  Approximately $223 million availability on revolving credit facility as of December 31, 2024  Full year 2025 net capital expenditure guidance of $45 to $55 million  2025 capital expenditure guidance driven by:  Supply chain diversification initiatives  Spending to increase efficiency at Baytown facility and enhance service capabilities for FlexSteel Adjusted EBITDA – Net Capital Expenditures ($ in millions)(1)(2) Proven track record of cash flow generation Net Capital Expenditures(2) ($ in millions) Balance Sheet & Capital Summary Source: Company filings. 1) Historical data prior to 2023 not pro forma for the FlexSteel acquisition. EBITDA and Adjusted EBITDA are non-GAAP financial measures. The Appendix at the back of this presentation contains a reconciliation of Cactus EBITDA and Adjusted EBITDA to net income, the most comparable financial measure calculated in accordance with GAAP. 2) Historical data prior to 2023 not pro forma for the FlexSteel acquisition. Net Capital Expenditures equals net cash flows from investing activities excluding the cash outflow for the FlexSteel acquisition. Strong Balance Sheet & Low Capital Intensity $173 $103 $109 $202 $359 $357 2019 2020 2021 2022 2023 2024 $56 $18 $12 $26 $39 $35 2019 2020 2021 2022 2023 2024

21  Affirming prior guide provided on the February 27th Q4 conference call  Pressure Control Q1 2025  Revenue expected to be flat to up versus Q4 2024  Expected Adjusted EBITDA margin of 33% – 35%  Spoolable Technologies Q1 2025  Revenue expected to be down mid-to-high single digits versus Q4 2024  Expected Adjusted EBITDA margin of 35 – 37%  Expected Corporate and Other Adjusted EBITDA loss of approximately $4.5 million  Beyond Q1, near-term profitability impacts of recently introduced tariffs are being determined First Quarter Outlook Outlook

22 3 4 5 6 7 At IPO Current Independent Directors Environmental Social Governance  Cactus, Inc. is committed to reducing its and its industry’s impact on the environment. We will continue to strive to improve our products over time and to initiate more projects and activities that will further reduce our and our industry’s impact on the environment.  Cactus, Inc. is dedicated to improving lives of our employees and the communities where they live. We have policies in place to protect human rights and to require ethical behavior by our employees and suppliers. We seek to make the world a better place by providing products that minimize environmental impact and by requiring fairness, equal opportunity and human dignity.  Our board of directors believes that sound governance practices and policies provide an important framework to assist it in fulfilling its duty to stockholders  Bylaws permit Eligible Stockholders to make nominations for election to the Board and to have those nominations included in the Company's proxy materials under certain circumstances  In May 2024, proposals approved to declassify the Board and remove the supermajority voting requirements Source: Company filings.  All manufacturing facilities API and ISO certified to ensure the highest level of quality and safety  Products & equipment reduce the need for personnel and equipment at the well site and our industry’s impact on the environment Cactus Is Committed to ESG Base Salary 16% STI Target 16% LTI 68% 84% at risk 2023 CEO Target Pay Mix

Appendix

24 Public 85% Management, Board & Select Employees 15% Ownership Profile(4) Company Organizational Structure Source: Company filings. 1) As of February 25, 2025. Excludes effect of dilutive securities. 2) As of March 12, 2025. Market capitalization utilizes total shares outstanding. Our future dividend policy is within the discretion of our board of directors and will depend upon then-existing conditions. 3) As of December 31, 2024. Net cash amount includes capital leases. 4) As of February 25, 2025. 5) Cactus Inc.’s ownership of Cactus Companies, LLC is inclusive of its 100% ownership in Cactus Acquisitions LLC. CC Unit Holders Public Investors Cactus, Inc.(5) (NYSE: WHD) Cactus Companies, LLC Operating Subsidiaries Ticker WHD (NYSE) Class A Shares Outstanding(1) ~68mm Class B Shares Outstanding(1) ~11mm Total Shares Outstanding(1) ~80mm Market Capitalization(2) ~$3.6bn Net Cash(3) ~$325mm Quarterly Dividend Per Share(2) $0.13 Annual Dividend Yield(2) 1.2% Company Profile Organizational Structure(1) Class A Common Stock (85.6% voting power) Class B Common Stock (14.4% voting power) 11.4mm CC Units (14.4% economic rights) 68.2mm CC Units (85.6% economic rights) 100% Class A & Class B Shareholders Have Equal Voting Rights

25 Year Ended ($ in thousands) December 31, 2024 2023 2022 2021 2020 2019 2018 2017 2016 2015 Net income (loss) $232,758 $214,840 $145,122 $67,470 $59,215 $156,303 $150,281 $66,547 ($8,176) $21,224 Interest expense (income), net (6,459) 6,480 (3,714) 774 (701) (879) 3,595 20,767 20,233 21,837 Income tax expense 66,518 47,536 31,430 7,675 10,970 32,020 19,520 1,549 809 784 EBIT 292,817 268,856 172,838 75,919 69,484 187,444 173,396 88,863 12,866 43,845 Depreciation and amortization 60,438 65,045 34,124 36,308 40,520 38,854 30,153 23,271 21,241 20,580 EBITDA $353,255 $333,901 $206,962 $112,227 $110,004 $226,298 $203,549 $112,134 $34,107 $64,425 Severance expenses - - - - 1,864 - - - - - Revaluation of tax receivable agreement liability (3,204) (4,490) 1,910 (898) 555 (5,336) - - - - Transaction related expenses 2,793 12,183 8,422 406 - 1,042 - - - - (Gain) loss on debt extinguishment - - - - - - 4,305 - (2,251) (1,640) Remeasurement loss on earn-out liability 16,318 14,850 - - - - - - - - Inventory step-up expense - 23,516 - - - - - - - - Stock-based compensation 22,888 18,105 10,631 8,620 8,599 6,995 4,704 - 361 359 Adjusted EBITDA $392,050 $398,065 $227,925 $120,355 $121,022 $228,999 $212,558 $112,134 $32,217 $63,144 Pressure Control Revenue Spoolable Technologies Revenue Corporate and Other Eliminations Total Revenue $1,129,814 $1,096,960 $688,369 $438,589 $348,566 $628,414 $544,135 $341,191 $155,048 $221,395 Net income (loss) margin 20.6% 19.6% 21.1% 15.4% 17.0% 24.9% 27.6% 19.5% (5.3%) 9.6% Adjusted EBITDA margin 34.7% 36.3% 33.1% 27.4% 34.7% 36.4% 39.1% 32.9% 20.8% 28.5% Non-GAAP Reconciliation Important Disclosure Regarding Non-GAAP Measures EBITDA and Adjusted EBITDA are not measures calculated in accordance with GAAP. EBITDA and Adjusted EBITDA are supplemental non-GAAP financial measures that are used by management and external users of our consolidated financial statements, such as industry analysts, investors, lenders and rating agencies. We define EBITDA as net income excluding net interest, income tax and depreciation and amortization. We define Adjusted EBITDA as EBITDA excluding severance expenses, revaluation of tax receivable agreement liability, (gain) loss on debt extinguishment, stock-based compensation, remeasurement loss on earn-out liability, inventory step-up expense, and transaction (acquisition or equity offering) related expenses. We define Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of Revenue. Our management believes EBITDA, Adjusted EBITDA and Adjusted EBITDA margin are useful, because they allow management to more effectively evaluate our operating performance and compare the results of our operations from period to period without regard to financing methods or capital structure, or other items that impact comparability of financial results from period to period. EBITDA and Adjusted EBITDA should not be considered as alternatives to, or more meaningful than, net income or any other measure as determined in accordance with GAAP. Our computations of EBITDA and Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. We present EBITDA, Adjusted EBITDA and Adjusted EBITDA margin because we believe they provide useful information regarding the factors and trends affecting our business. *For the year ended December 31, 2014, we had EBITDA of $88.8 million, representing net income of $59.1 million, excluding net interest expense of $11.2 million, income tax expense of $0.3 million and depreciation and amortization of $18.2 million. There was no early extinguishment of debt in 2014. Stock-based compensation was $1.3 million in 2014. Adjusted EBITDA was equal to $90.1 million. Revenue was $259.5 million, Net Income margin was 22.8% and Adjusted EBITDA margin was 34.7%.

26 Alan Boyd Director of Corporate Development & Investor Relations 713-904-4669 IR@CactusWHD.com Investor Relations Contact